Strategic Investments	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
Strategic Investments
8. STRATEGIC INVESTMENTS
Investment in Convertible Promissory Notes
In June 2022, the Company agreed to provide financing of up to $60.0 million in the aggregate in the form of an investment in the convertible promissory notes of a counterparty with whom the Company has a commercial relationship. The convertible promissory notes accrue interest at 5% per annum. The Company’s investment consisted of four tranches: (i) Tranche 1 and Tranche 2, maturing on June 15, 2025, with a principal amount of $35.0 million and $5.0 million, respectively; (ii) Tranche 3, maturing on March 23, 2026, with a principal amount of $5.0 million; and (iii) Tranche 4, maturing on May 23, 2026, with a principal amount of $5.0 million.
In June 2025, the Company amended the investment agreement, modifying the maturity schedule for Tranche 1. As amended, Tranche 1 was repayable as follows: $5.0 million on June 15, 2025, and three equal installments of $10.0 million each, repayable on December 31, 2025, March 23, 2026, and May 23, 2026, respectively. The maturity terms for Tranches 2, 3, and 4 were not modified by the amendment. In November 2025, the Company further amended the investment agreement to permit the counterparty to pay the remaining balance of Tranche 1, Tranche 3, and Tranche 4 in a single payment prior to December 31, 2025, and the counterparty fully repaid the convertible promissory notes on December 29, 2025. During the year ended December 31, 2025, the Company received repayment in full from the counterparty totaling $50.0 million plus interest.
The convertible promissory notes contained certain redemption features that met the definition of embedded derivatives and required bifurcation. The Company elected to apply the fair value option and account for the hybrid instrument containing the host contract and the embedded derivatives at fair value as a single instrument, with any subsequent changes in fair value included in Other income, net in the consolidated statements of operations. See Note 9 to the consolidated financial statements for additional details on the fair value of the convertible promissory notes.
Investment in Preferred Stock
In September 2024, the Company invested $20.0 million in cash in exchange for preferred stock in a privately-held company. The Company elected to apply the measurement alternative for equity securities without readily determinable fair values as there are no quoted market prices for the preferred stock. The investment is measured at cost and adjusted to fair value when there is an observable price change from orderly transactions of identical or similar investments, and assessed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. There were no adjustments recognized in the year ended December 31, 2025. As of December 31, 2025, the carrying value of the investment was $20.0 million, and is included within Other non-current assets on the consolidated balance sheet.